                      Chase Manhattan Grantor Trust 1995-B

                         Statement to Certificateholders

                                  July 15, 1999


                                           DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL            PRIOR                                                                                CURRENT
               FACE             PRINCIPAL                                                    REALIZED   DEFERRED     PRINCIPAL
  CLASS        VALUE             BALANCE       PRINCIPAL        INTEREST         TOTAL        LOSSES    INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
    A     1,495,963,171.74    92,379,151.33    11,579,351.20    454,197.49    12,033,548.69     0.00     0.00      80,799,800.13
 TOTALS   1,495,963,171.74    92,379,151.33    11,579,351.20    454,197.49    12,033,548.69     0.00     0.00      80,799,800.13



                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
--------------------------------------------------------------------------------
            PRIOR                                                    CURRENT
          PRINCIPAL                                                 PRINCIPAL
 CLASS      FACTOR      PRINCIPAL      INTEREST       TOTAL          FACTOR
--------------------------------------------------------------------------------
    A     61.75228981   7.74039857    0.30361542    8.04401400    54.01189124
 TOTALS   61.75228981   7.74039857    0.30361542    8.04401400    54.01189124


  PASS-THROUGH RATES
----------------------
          CURRENT
  CLASS  PASS-THRU
            RATE
----------------------
   A      5.900000 %



--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com
--------------------------------------------------------------------------------

 [X]                           (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                                 MONTHLY REPORT

                                 Due Period                                44

                                 Due Period Beginning Date           06/01/99

                                 Due Period End Date                 06/30/99

                                 Determination Date                  07/09/99

I. Monthly Expense Summary

          A. Servicing Fee Disbursement                                       76,982.63

          B. Cash Collateral Account Expense                                       0.00

          C. Total Expenses Paid (per $1000 of Original Principal Amount)        0.0515

II. Cash Collateral Account Deposit Amount                                        0.00

III. Outstanding Advance Summary
           A. From Prior Period                                            3,791,961.88

           B. From Current Period                                          3,749,037.97

           C. Change in Amount Between Periods (Line B - A)                  -42,923.91

IV. Available Cash Collateral Account Information for Due Period
           A. Available Cash Collateral Amount                            11,219,723.79

           B. Available Cash Collateral Amount Percentage                   12.145299 %

V. Available Cash Collateral Account Information for Next Period
           A. Available Cash Collateral Amount                            11,219,723.79

           B. Available Cash Collateral Amount Percentage                   13.885831 %

VI. Required Cash Collateral Amount
           A. For the Current Collection Period                           11,219,723.79

           B. For the Next Collection Period                              11,219,723.79

VII. Payment Summary for Servicer
           A. Monthly Servicing Fees

                    1. Scheduled Monthly Servicing Fee                        76,982.63

           B. Monthly Disbursements to Servicer

                    1. Monthly Servicing Fee and Unpaid Servicing Fee         76,982.63

                    2. Reimbursed Advance Amount                             138,010.21

                    3. Net Investment Earnings on Certificate Account              0.00

                    4. Total (Lines 1 thru 3)                                214,992.84

           C. Advance by Servicer                                             95,086.30

           D. Net Disbursement to Seller (Lines B - C)                       119,906.54

VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct           0.00

IX. Disbursements on Cash Collateral Loan
           A. Interest Payment on Loan                                             0.00

           B. Fees and Expenses on Loan                                            0.00

           C. Principal Payment on Loan                                            0.00

 [X]                        (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

X.  Repayment to Seller
             A. From Available Cash Collateral Funds                          46,164.49
             B. From Certificate Account
                          1. Excess Funds                                    169,713.60
                          2. Certificate Amount Surplus                            0.00
                          3. Excess Amount ( Lines 1 -2)                     169,713.60
             C. Excess Amount Paid Seller (Lines A + B)                      215,878.09

XI.  Recoveries of Defaulted Receivables for Due Period                       20,965.13

XII. Recoveries of Interest Delinquencies for Due Period                     138,010.21








 [X]                           (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

 I. Available Amount in the Certificate Account
              A. Credits
                       1. Payments form Obligors Applied to Collection Period
                                    a. Principal Payments                                   11,396,947.37
                                    b. Recovery of Advance                                     134,170.35
                                    c. Other Interest Payments                                 637,887.84
                                    d. Total (A thru C)                                     12,169,005.56

                         2. Repurchase Amount from Repurchased Receivables
                                    a. Principal before Cutoff Date                                  0.00
                                    b. Interest before Cutoff Date                                   0.00
                                    c. Principal Payments                                      130,799.94
                                    d. Recovery of Advance                                       1,682.67
                                    e. Other Interest Payments                                     714.26
                                    f. Total (A thru E)                                        133,196.87

                         3. Reversal from Defaulted Contracts                                        0.00
                         4. Recovery of Defaulted Receivables                                   20,965.13
                         5. Recovery Amount Before Cutoff Date (Excluding
                            Repurchased Receivables
                                    a. Principal                                                     0.00
                                    b. Interest                                                      0.00
                                    c. Total (A thru B)                                              0.00

                          6. Investment Earnings on Certificate Account                              0.00
                          7. Net Adjustments                                                         1.27
                          8. Advance by Servicer                                                95,086.30
                          9. Overpayment from Obligors                                               0.00
                          10. Total Credits                                                 12,418,255.13

              B. Debits
                         1. Overpayments from Obligors                                              0.00
                         2. Recovery Amount Before Cutoff Date to Seller
                                    a. Principal                                                     0.00
                                    b. Interest.                                                     0.00
                                    c. Total (Lines A thru B)                                        0.00

                         3. Reversal from Defaulted Contracts                                        0.00
                         4. Reimbursement of Advance
                                    a. From Payments of Non-Defaulted Receivables              135,853.02
                                    b. From Recovery of Defaulted Receivables                        0.00
                                    c. Total (Lines A thru B)                                  135,853.02

                         5. Net Investment Earnings on Certificate Account                           0.00
                         6. Total Debits (Lines 1 thru 5)                                      135,853.02

              C. Total Available Amount                                                     12,282,402.11

 [X]                           (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT



II.   Reimbursement of Advance on Defaulted Receivables
                A. Recovery of Advance                                                             884.11
                B. Unreimbursed Advance from Prior Period                                            0.00
                C. Reimbursed Amount (Min: Lines A and B)                                            0.00

III.  Excess Collections for Collection Period
                A. Excess Spread Amount                                                        202,615.48
                B. Net Recovery of Defaulted Receivables
                         1. Recovery of Defaulted Receivables                                   20,965.13
                         2. Reimbursement of Advance                                                 0.00
                         3. Net Recovery of Defaulted Receivables (lines 1-2)                   20,965.13
                C. Excess Spread Amount to this Periods Defaulted Receivables
                         1. Balance on Defaulted Receivables
                                     a. Principal                                               51,603.89
                                     b. Advanced Interest                                        2,157.19
                                     c. Unadvanced Interest                                        105.93
                                     d. Total (Lines A thru C)                                  53,867.01
                         2. Amount Applied to Default Balance (Min: Lines A+B and C.1)          53,867.01
                D. Principal Carryover Shortfall                                                     0.00
                E. Adjustment to Excess Collection                                                   0.00
                F. Excess Collections                                                          169,713.60

IV.   Scheduled Monthly Disbursements
                A. Unreimbursed Advance on Defaulted Receivables                                     0.00
                B. Principal and Interest to Certificateholders
                         1. Monthly Prinicpal
                                     a. From Repurchsed Receivables                            130,799.94
                                     b. From Defaulted Receivables                              51,603.89
                                     c. Principal Payment                                   11,396,947.37
                                     d. Total (Lines A thru C)                              11,579,351.20
                         2. Monthly Interest                                                   454,197.49
                         3. Unpaid Interest                                                          0.00
                         4. Principal Carryover Shortfall                                            0.00
                         5. Total                                                           12,033,548.69
                C. Servicing Fee to Servicer
                         1. Monthly Servicing Fee                                               76,982.63
                         2. Overdue Monthly Servicing Fee                                            0.00
                         3. Total (Lines 1 thru 2)                                              76,982.63
                D. Total (Lines A thru C)                                                   12,110,531.32

V.    Payment Deficiency Amount
                A. Scheduled Monthly Disbursements                                          12,110,531.32
                B. Available Distribution Amount
                         1. Available Amount in Certificate Account                         12,282,402.11
                         2. Excess Collections in Certificate Account                          169,713.60
                         3. Reimbursed Advance on Defaulted Receivables from
                            Excess Spread                                                        2,157.19
                         4. Available Distribution Amount (Lines 1-2-3)                     12,110,531.32
                C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                             0.00



[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT


VI.   Cash Collateral Account Withdrawal
                A. Available Cash Collateral Amount for the Collection Period               11,219,723.79
                B. Payment Deficiency Amount                                                         0.00
                C. Cash Collateral Account Withdrawal                                                0.00

VII.  Disbursements from the Certificate Account with CCA Withdrawal
                A. Available Distribution Amount
                         1. Available Distribution Amount from Certificate Account          12,282,402.11
                         2. Excess Collections                                                 169,713.60
                         3. Cash Collateral Account Withdrawal                                       0.00
                         4. Reimbursed Advance on Defaulted Receivables from
                            Excess Spread                                                        2,157.19
                         5  Available Amount (Lines 1 - 2 + 3 - 4)                          12,110,531.32

                B. Disbursements of Advance on Defaulted Receivables                                 0.00
                C. Disbursements to Certificateholders                                      12,033,548.69
                D. Monthly Servicing Fee and Overdue Servicing Fee                              76,982.63
                E. Excess Funds from Certificate Account
                         1. Available Amount after Distribution (Lines A - B - C- D)                 0.00
                         2. Excess Collections                                                 169,713.60
                         3. Excess Funds (Lines 1 + 2)                                         169,713.60

VIII. Average Certificate Principla Balance for the Collection Period
                A. Beginning Balance                                                        92,379,151.33
                B. Ending Balance                                                           80,799,800.13
                C. Average Balance (Lines (A + B)/2)                                      86,589,475.73

IX.   Delinquency and Defaults Information

                                                 Group 1

                                                     Delinquency          Principal
                         Period            Number       Amount             Balance
                         30-59 days         464       293,895.37         1,607,502.47
                         60-89 days         125       126,352.49           490,486.35
                         90-119 days         40        50,029.70           167,874.66
                         120+149 days        18        27,439.86            52,743.76
                         150+179 days        13        30,266.48            75,177.79
                         180+209 days         4         8,727.13            17,247.21
                         210+239 days         4        10,448.66            22,160.89
                         240+Days
                         Delinquent           0             0.00                 0.00
                         Total              668       547,159.69         2,433,193.13

                B. Principal Amount of Loans in Defaulted Receivables                                                 51,603.89
                C. Delinquency Percentage
                         1. Outstanding Principal Balance for Deliquency greater than or equal to 60 Days            825,690.66
                         2. Portfolio Principal Ending Balance for the Collection Period                          80,799,800.13
                         3. Delinquency Percentage                                                                     1.021897%


[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

X.    Portfolio Average Delinquency Rate
                A. Delinquency Rate for Second Prior Period                                       0.853535%
                B. Delinquency Rate for Prior Period                                              0.932058%
                C. Delinquency Rate for Current Period                                            1.021897%
                D. Average Deliquency Rate                                                        0.935830%

XI.   Portfolio Average Three Due Periods Charge Off Rate
                A. Charge Off Rate for Second Prior Period                                        0.670121%
                B. Charge Off Rate for Prior Period                                              -0.104946%
                C. Charge Off Rate for Current Period
                         1. Principal Recoveries of Defaulted Receivables                         19,870.74
                         2. Principal on Defaulted Receivables                                    51,603.89
                         3. Average Pool Balance for Collection Period                        86,589,475.73
                         4. Charge Off Rate (12 * (Lines (2 - 1)/3)                                0.439774%

                D. Average Charge Off Rate ((Lines A thru C)/3)                                    0.334983%

XII.  Required Cash Collateral Amount for Next Collection Period
                A. Cash Collateral Floor Amount
                         1. Maximum Amount                                                    11,219,723.79
                         2. Possible Floor Amount
                                     a. Pool Principal Balance at the Beginning of
                                        Collection Period                                     92,379,151.33
                                     b. Cumulative Monthly Interest Through Final
                                        Distribution Date                                     12,717,529.83
                                     c. Cumulative Monthly Servicing Fee Through
                                        Final Distribution Date                                2,155,513.53
                                     d. Total (Lines A thru C)                               107,252,194.69
                         3. Cash Collateral Floor Amount (Min: Lines 1 & 2)                   11,219,723.79
                B. Possible Cash Collateral Amount
                         1. Cash Collateral Percentage
                                     a. Average Three Period Delinquency Percentage                0.935830%
                                     b. Delinquency Percentage Trigger                             1.250000%
                                     c. Average Three Period Charge Off Rate                       0.334983%
                                     d. Charge Off Rate Trigger                                    1.250000%
                                     e. Maximum Cash Collateral Percentage Specified               7.000000%
                                     f. Minimum Cash Collateral Percentage Specified               5.000000%
                                     g. Cash Collateral Percentage Applied (If a is more
                                        than b or c is more than d, then e, else f)                5.000000%
                         2. Pool Principal Balance                                            80,799,800.13
                         3. Possible Amount                                                    4,039,990.01
                C. Required Cash Collateral Amount (Max: Lines A & B)                         11,219,723.79

XIII. Deposit to Cash Collateral Account
                A. Excess Funds from Certificate Account                                         169,713.60
                B. Required Deposit to Cash Collateral Account
                         1. Required Cash Collateral Amount for Next Period                   11,219,723.79
                         2. Available Cash Collateral Amount                                  11,219,723.79
                         3. Cash Collateral Account Withdrawal                                         0.00
                         4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                            0.00

                C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                        0.00


[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

XIV.  Memorandum Spread Account Unfunded Amount
                A. Memorandum Spread Account Cap
                         1. Cash Collateral Floor Amount                                       11,219,723.79
                         2. Possible Cap
                                     a. Pool Principal Balance                                 80,799,800.13
                                     b. Memorandum Spread Account Cap Percentage
                                             1. Average Three Period Charge Off Rate                0.334983%
                                             2. Minimum Charge Off Rate Trigger                     1.250000%
                                             3. Average Three Period Delinquency Rate               0.935830%
                                             4. Minimum Delinquency Percentage                      1.250000%
                                             5. Minimum Cap Percentage Specified                    1.000000%
                                             6. Maximum Cap Percentage Specified                    2.000000%
                                             7. Memorandum Spread Account Cap Percentage
                                                (If 1 is less than or equal to 2 and 3
                                                 is less than or equal to 4 then 5 else 6)          1.000000%
                                     c. Possible Amount (Lines a * b)                             807,998.00
                         3. Memorandum Spread Account Cap (Max: Lines (1 + 2))                 11,219,723.79
                B. Memorandum Spread Account Amount
                         1. Available Cash Collateral Amount                                   11,219,723.79
                         2. Cash Collateral Account Deposit                                             0.00
                         3. Cash Collateral Account Withdrawal                                          0.00
                         4. Principal Balance on Cash Collateral Loan                                   0.00
                         5. Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)    11,219,723.79
                C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)                     0.00

XV.   Available Cash Collateral Payment Funds
                A. Certificate Account Surplus
                         1. Excess Funds from Certificate Account                                 169,713.60
                         2. Memorandum Spread Account Unfunded Amount                                   0.00
                         3. Certificate Account Surplus                                                 0.00
                B. Cash Collateral Account Surplus
                         1. Available Cash Collateral Amount                                   11,219,723.79
                         2. Cash Collateral Account Deposit                                             0.00
                         3. Cash Collateral Account Withdrawal                                          0.00
                         4. Required Cash Collateral Amount for Next Period                    11,219,723.79
                         5. Cash Collateral Account Surplus (Max: 0 & Lines 1 + 2 - 3 - 4)              0.00
                C. Investment Earnings on Cash Collateral Account                                  46,164.49
                D. Available Cash Collateral Payment Funds                                         46,164.49

 XVI. Scheduled Disbursement on Cash Collateral Loan
                A. Scheduled Interest
                          1. Interest on Deposit Rate Portion                                           0.00
                          2. Interest on Base Rate Portion                                              0.00
                          3. Unpaid Interest                                                            0.00
                          4. Total (Lines 1 thru 3)                                                     0.00
                B. Fees and Expenses
                          1. Fees and Expenses                                                          0.00
                          2. Overdue Fees and Expenses                                                  0.00
                          3. Total (Lines 1 thru 2)                                                     0.00
                C. Total (Lines A + B)                                                                  0.00


[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

XVII. Excess From Memorandum Spread Account
                A. Memorandum Spread Account Cap                                               11,219,723.79
                B. Adjusted Memorandum Spread Account Amount
                         1. Memorandum Spread Account Amount                                   11,219,723.79
                         2. Investment Earnings on Cash Collateral Account                         46,164.49
                         3. Interest Due to Cash Collateral Loan                                        0.00
                         4. Fees and Expenses to Cash Collateral Loan                                   0.00
                         5. Adjusted Memorandum Spread Account Amount
                            (Max: 0 & Lines 1 + 2 - 3 - 4)                                     11,265,888.28
                C. Excess from Memorandum Spread Account                                           46,164.49

XVIII.Disbursement of Available Cash Collateral Payment Funds
                A. Available Cash Collateral Payment Funds                                         46,164.49
                B. Interest Payment to Cash Collateral Loan                                             0.00
                C. Fees and Expenses on Cash Collateral Depositor                                       0.00
                D. Principal Payment to Cash Collateral Loan
                         1. Available Disbursement Amount
                                     a. Available Amount after Disbursement of
                                        Interest, Fees, & Expenses                                 46,164.49
                                     b. From Excess of Memorandum Spread Account                   46,164.49
                                     c. Available Disbursement Amount                                   0.00
                         2. Principal Balance on Cash Collateral Loan                                   0.00
                         3. Principal Payment                                                           0.00
                E. Excess Amount to Seller                                                         46,164.49

XIX.  Available Cash Collateral Amount for Next Distrbution Date
                A. Available Cash Collateral Amount
                         1. Available Cash Collateral Amount                                   11,219,723.79
                         2. Cash Collateral Account Deposit from Certificate Account                    0.00
                         3. Cash Collateral Account Withdrawal                                          0.00
                         4. Cash Collateral Account Surplus                                             0.00
                         5. Available Cash Collateral Amount (Lines 1 + 2 - 3 - 4)             11,219,723.79
                B. Available Cash Collateral Percentage                                            13.885831%

XX.   Reimbursed Advance
                A. From Payment in Certificate Account                                            135,853.02
                B. From Excess Spread                                                               2,157.19
                C. From Certificate Account with Cash Collateral Withdrawal                             0.00
                D. Total (Lines A thru C)                                                         138,010.21

XXI.  Excess Amount to Seller
                A. From Available Cash Collateral Payment Funds                                    46,164.49
                B. From Certificate Account
                         1. Excess Funds                                                          169,713.60
                         2. Certificate Account Surplus                                                 0.00
                         3. Excess Amount                                                         169,713.60
                C. Excess Amount to Seller (Lines A thru B)                                       215,878.09

XXII. Weighted Average Coupon as of Current Period                                                  9.533232%

XXIII.Weighted Average Maturity as of Current Period                                             11.73549669

[Image]                        (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                             MONTHLY BALANCE REPORT

I.    Defaulted Receivables Summary
                A. Beginning Balance
                         1. Principal                                                           7,811,050.46
                         2. Interes                                                               299,383.65
                         3. Total                                                               8,110,434.11
                B. Additions
                         1. Principal                                                              51,603.89
                         2. Interest                                                                2,263.12
                         3. Total (Lines 1 thru 2)                                                 53,867.01
                C. Net Recoveries
                         1. Principal                                                              19,870.74
                         2. Interest                                                                1,029.30
                         3. Excess                                                                     65.09
                         4. Total (Lines 1 thru 3)                                                 20,965.13
                D. Adjustments on Excess from Recoveries                                               65.09
                E. Ending Balance
                         1. Principal                                                           7,842,783.61
                         2. Interest                                                              300,617.47
                         3. Total (Lines 1 + 2)                                                 8,143,401.08

II.   Portfolio Delinquency Summary
                A. Beginning Balance                                                            2,026,960.32
                B. Additions                                                                    1,295,777.14
                C. Recoveries
                         1. From Repurchased Receivables                                            5,029.58
                         2. Delinquency Adjustments on Matured Contracts                            5,500.27
                         3. Others                                                              1,604,479.59
                         4. Total (Lines 1 thru 3)                                              1,615,009.44
                D. To Defaulted Receivables                                                        13,107.16
                E. Ending Balance                                                               1,694,620.86

III.  Outstanding Advances Summary
                A. Beginning Balance                                                            3,791,961.88
                B. Additions                                                                       95,086.30
                C. Reimbursements
                         1. For Defaulted Receivables
                                   a. From Receivables Excess Spread                                2,157.19
                                   b. From Cash Collateral Withdrawal                                   0.00
                                   c. From Recoveries of Defaulted Receivables                          0.00
                                   d. Total (Lines a thru c)                                        2,157.19
                         2. Others                                                                135,853.02
                         3. Total (Lines 1 thru 2)                                                138,010.21
                D. Ending Balance (Lines A + B - C)                                             3,749,037.97


[Image]                        (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                             MONTHLY BALANCE REPORT


IV.   Unreimbursed Advances of Defaulted Receivables Summary
                A. Beginning Balance                                                                0.00
                B. Additions                                                                    2,157.19
                C. Reimbursements
                         1. From Recoveries of Defaulted Receivables                                0.00
                         2. From Excess Reserve Account                                         2,157.19
                         3. From Cash Collateral Withdrawal                                         0.00
                         4. Total                                                               2,157.19
                D. Ending Balance (Lines A + B - C)                                                 0.00

V.    Maturity Interest Deficiency Summary
                A. Beginning Balance                                                        2,532,941.25
                B. Additions                                                                   85,094.14
                C. Ending Balance                                                           2,618,035.39

VI.   Certificate Principal Balance
                A. Beginning Balance                                                       92,379,151.33
                B. Monthly Principal
                         1. Defaulted Receivables                                              51,603.89
                         2. Repurchased Receivables                                           130,799.94
                         3. Principal Payment                                              11,396,947.37
                         4. Total (Lines 1 thru 3)                                         11,579,351.20
                C. Ending Balance (Lines A - B)                                            80,799,800.13

VII.  Automobiles Receivables Balance Summary
                A. Beginning Balance                                                       92,379,151.33
                B. Automobile Receivable Monthly Principal
                         1. Defaulted Receivables                                              51,603.89
                         2. Others                                                         11,527,747.31
                         3. Total (Lines 1 thru 2)                                         11,579,351.20
                C. Ending Balance                                                          80,799,800.13

VII.  Automobiles Tally Summary
                A. Beginning Number of Receivables                                                27,330
                B. Additions                                                                           0
                C. Deductions
                         1. Repurchased Receivables                                                   23
                         2. Defaulted Receivables                                                     15
                         3. Matured Receivables                                                    2,286
                         4. Total (Lines 1 thru 3)                                                 2,324
                D. Ending Number of Receivables                                                   25,006


[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-B
                                  July 15, 1999

                             MONTHLY BALANCE REPORT

VIII. Cash Collateral Loan Summary
                A. Beginning Balance                                                               0.00
                B. Repayment of Loan                                                               0.00
                C. Ending Balance                                                                  0.00




[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION